UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2005

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	000-30646	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

770 South Post Oak Lane, Suite 330, Houston, Texas	77056
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(713) 622-2875

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 30, 2005, Industrial Enterprises of America, Inc. (formerly Advanced Bio/Chem, Inc.), a Nevada corporation (the “Company”), executed two acquisition agreements.

Unifide Industries, Limited Liability Company

Pursuant to the first agreement, as of June 30, 2005, the Company acquired one hundred percent (100%) ownership of Unifide Industries, Limited Liability Company, a New Jersey limited liability company (“Unifide”), a leading marketer and seller of automotive chemicals and additives. Under the Acquisition Agreement by and among the Company, Unifide and Barry J. Margulis and Scott L. Margulis (together, the “Members”), dated as of June 1, 2005 (the “Agreement”), the Company acquired one hundred percent (100%) of the membership interests of Unifide from the Members for consideration consisting of (i) $800,000 in cash, (ii) promissory notes to each of the Members of an aggregate of $1.2 million, secured by all of the membership interests purchased by the Company under the Agreement, (iii) 3,500,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), subject to adjustment in the number of shares if the price of the Common Stock should be less than $0.30 from the period from July 1, 2005 to July 10, 2005, and (iv) options to certain of Unifide’s employees (excluding the Members) to purchase 200,000 shares of the Company’s Common Stock under the Company’s 2004 Stock Option Plan. Additionally, the Company agreed that Unifide would enter into employment agreements with each of the Members. As a result of the acquisition, as of June 30, 2005, Unifide became Company’s wholly owned subsidiary. The terms of the Agreement were determined by arms’ length negotiations between the parties.

Prior to the execution of the Agreement, there were no material relationships between (i) the Company or any of its affiliates, any officer or director of the Company or any associate of any such director or officer, and (ii) Unifide or any of its affiliates, any officer or director of Unifide, or any associate of any such director or officer.

The Company, as the new parent company of Unifide and through Unifide, intends to continue to market and sell the products that had been offered by Unifide prior to the purchase of the Unifide membership interests under the Agreement. Unifide has been in operations for over six years as a manufacturer and marketer of specialty automotive products under proprietary tradenames such as TMP (Taylor Made Products), Nu-Energy and Tradco/Phoenix, as well as private labels. Unifide’s operations include a marketing and sales force. Following the acquisition, the Company plans to begin manufacturing select product lines that are currently being outsourced by Unifide that include large volumes of R134a and R152a gases. This is a new area of business for the Company and, although Unifide will continue to use the property, plant, equipment, management and employees of Unifide existing prior to the purchase of the Unifide membership interests, there are no guaranties that the Company will succeed in establishing a profitable line of business as a result of such acquisition.

Todays Way Manufacturing, LLC

Pursuant to the second acquisition agreement, as of June 30, 2005, the Company acquired one hundred percent (100%) ownership of Todays Way Manufacturing, LLC, a New Jersey limited liability company (“Todays”), that manufactures and packages the products sold by Unifide . Under the Acquisition Agreement by and among the Company, Todays and the Members, dated as of June 1, 2005 (the “Todays Agreement”), the Company acquired one hundred percent (100%) of the membership interests of Todays from the Members for consideration consisting of (i) $200,000 in cash, (ii) promissory notes to each of the Members of an aggregate of $300,000, secured by all of the membership interests purchased by the Company under the Todays Agreement, (iii) 1,500,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), subject to adjustment in the number of shares if the price of the Common Stock should be less than $0.30 from the period from July 1, 2005 to July 10, 2005, and (iv) options to the Members to purchase an aggregate of 755,000 shares of the Company’s Common Stock under the Company’s 2004 Stock Option Plan. As a result of the acquisition, as of June 30, 2005, Todays became Company’s wholly owned subsidiary. The terms of the Todays Agreement were determined by arms’ length negotiations between the parties.

Prior to the execution of the Todays Agreement, there were no material relationships between (i) the Company or any of its affiliates, any officer or director of the Company or any associate of any such director or officer, and (ii) Todays or any of its affiliates, any officer or director of Todays, or any associate of any such director or officer.

The Company, as the new parent company of Todays and through Todays, intends to continue to manufacture and package the products that had been manufactured and packaged by Todays prior to the purchase of the Todays membership interests under the Agreement. This is a new area of business for the Company and, although Todays will continue to use the property, plant, equipment and  management of Todays existing prior to the purchase of the Todays membership interests, there are no guaranties that the Company will succeed in establishing a profitable line of business as a result of such acquisition.

Section 3 — Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.

The transfer of shares of the Company’s Common Stock to the Members under each of the agreements described above was conducted pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), on the basis that the transaction did not involve a public offering. As a result, the aggregate of 5,000,000 shares of Common Stock (subject to adjustment as described in the Agreement) held by the Members following the consummation of the purchase of the membership interests by the Company are “restricted securities” subject to Rule 144 of the Act. Upon consummation of the transfer of the 5,000,000 shares of the Company’s Common Stock to the Members, and in consideration thereof, the Company received one hundred percent (100%) of the issued and outstanding membership interests of Unifide.

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principle Officers.

On June 28, 2005, the Board of Directors of the Company appointed Lou Frey, Jr. as a new Director of the Company, effective as of July 18, 2005. The Company intends to appoint Mr. Frey as a member of the Audit Committee of the Board of Directors once such a committee is established.  Mr. Frey will serve as a Director until the next annual meeting of stockholders or thereafter until his successor is chosen and qualified.

Mr. Frey has been a partner in the law firm of Lowndes, Drosdick, Doster, Kantor & Reed in Orlando, Florida since 1987. He is a past president and a member of the Board of the Center for Independence Technology and Education, chairman of the advisory committee for the National Center for Simulation, past president and executive committee member of the Florida Council on Economic Education. Mr. Frey represented Central Florida in the United States Congress from 1969 to 1979. He is the founder of the Frey Institute of Politics and Government at the University of Central Florida.

Additionally, on June 29, 2005, the Company’s Board of Directors appointed Robert J. Casper as a new Director, also effective as of July 18, 2005. The Company intends to appoint Mr. Casper as a member of the Company's Audit Committee of the Board of Directors once the committee is established.. Mr. Casper served as President and Chief Operating Officer of US Life Corporation, a NYSE listed insurance holding company, from 1991 to 1993. During his tenure at US Life Corporation, Mr. Casper was responsible for the development of operational policies and procedures, establishing interest rates and investment policy, and product development. Mr. Casper is currently the Chief Executive Officer of R.J. Casper & Associates, a private consulting firm. He is the founder and Chairman of Concorde Specialty Gases, Inc., a leading independent producer and distributor of specialty gases utilized in a variety of industrial, commercial and consumer applications. Presently, Mr. Casper is a director of Sandy Hook Limited as well as CG Ltd., both located in London.

On July 12, 2005, the Company’s Board of Directors appointed Jerome Davis as a new Director, also effective as of July 18, 2005. The Company intends to appoint Mr. Davis as a memeber of the Audit Committee of the Company's Board of Directors once such a committee is established. Mr. Davis becomes the third independent director for the Company. He has over twenty years of legal, regulatory, financial, and general management experience in the environmental and energy sectors.

Jerome Davis currently serves as Special Assistant to the President at Columbia University. Prior to entering the academic world in 2002, he was the Chairman and CEO of Noxtech, Inc., an environmental technology development and marketing company from July 1996 to August 2002. From January 1986 to June 1996 Mr. Davis also served as President of Cummins Power Generation, Inc., where he was responsible for the oversight of all aspects of business management and acquired extensive experience in international business development and technology licensing.

None of the new Directors have had any prior business relationship with the Company, nor were any of the new Directors a party, directly or indirectly, to any transaction or proposed transaction to which the Company was or is to be a party.

Section 7 —Regulation FD
Item 7.01 Regulation FD Disclosure.

On June 29, 2005, the Company issued a press release announcing the appointment of Mr. Frey to the Company’s Board of Directors. On June 30, 2005, the Company issued a press release announcing the appointment of Mr. Casper to the Company’s Board of Directors. On July 13, 2005, the Company issued a press release announcing the appointment of Mr. Davis to the Company’s Board of Directors.

The press releases furnished with this Current Report on Form 8-K provide details not included in previously issued reports of the Company and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
To be filed by amendment.
(b)  Pro Forma Financial Information.
To be filed by amendment.
(c) Exhibits.

Exhibit No.	Description
2.1	Acquisition Agreement by and among the Company, Unifide and the Members.
Exhibits to Agreement
	Exhibit	Exhibit Name
	Exhibit A	Promissory Note
	Exhibit B	Employment Agreement with Barry Margulis
	Exhibit C	Employment Agreement with Scot Margulis
	Exhibit D	Articles of Incorporation of Industrial Enterprises
	Exhibit E	By-laws of Industrial Enterprises
	Exhibit F	Good Standing Certificate of Industrial Enterprises
	Exhibit G	Resolutions of Board of Directors of Industrial Enterprises
	Exhibit H	Industrial Enterprises Disclosure Schedule
	Exhibit I	Articles of Formation of Unifide
	Exhibit J	Operating Agreement of Unifide
	Exhibit K	Good Standing Certificate of Unifide
	Exhibit L	Resolutions of Unifide Members
	Exhibit M	Member Schedule
Exhibit N
Schedule of (i) all employees of Unifide together with a statement of the amount paid or payable to each such person for services rendered or to be rendered, including all accrued and unpaid benefits, (ii) any Unifide failure to comply with federal or state labor laws, (iii) the Unifide Employee Benefit Plans, (iv) any Unifide litigation with respect to a Unifide Employee Benefit Plan and (v) any Unifide Employee Benefit Plan which is subject to ERISA or 412 of the Code

	Exhibit O	Schedule of Unifide’s contingent liabilities or litigation as a result of an agreement with an employee or consultant
	Exhibit P	Schedule of Related Party Transactions
	Exhibit Q	Financial Statements of Unifide
	Exhibit R	Unifide Disclosure Schedule
	Exhibit S	Material Contracts of Unifide
	Exhibit T	Members’ Certificate of Unifide
	Exhibit U	Officer’s Certificate of Industrial Enterprises
	Exhibit V	Indemnification Letter Agreement

2.2	Acquisition Agreement by and among the Company, Todays and the Members.
Exhibits to Agreement
	Exhibit	Exhibit Name
Exhibit A	Promissory Note
Exhibit B	Form of Option Agreements - Scott Margulis & Barry Margulis
Exhibit C	Articles of Incorporation of Industrial Enterprises
Exhibit D	By-laws of Industrial Enterprises
Exhibit E	Good Standing Certificate of Industrial Enterprises
Exhibit F	Resolutions of Board of Directors of Industrial Enterprises
Exhibit G	Industrial Enterprises Disclosure Schedule
Exhibit H	Articles of Formation of Todays
Exhibit I	Operating Agreement of Todays
Exhibit J	Good Standing Certificate of Todays
Exhibit K	Resolutions of Todays Members
Exhibit L	Member Schedule
Exhibit M
Schedule of (i) all employees of Todays together with a statement of the amount paid or payable to each such person for services rendered or to be rendered, including all accrued and unpaid benefits, (ii) any Todays failure to comply with federal or state labor laws, (iii) the Todays Employee Benefit Plans, (iv) any Todays litigation with respect to a Todays Employee Benefit Plan and (v) any Todays Employee Benefit Plan which is subject to ERISA or 412 of the Code

Exhibit N	Schedule of Todays’s contingent liabilities or litigation as a result of an agreement with an employee or consultant
Exhibit O	Schedule of Related Party Transactions
Exhibit P	Financial Statements of Unifide
Exhibit Q	Todays Disclosure Schedule
Exhibit R	Material Contracts of Todays
Exhibit S	Members’ Certificate of Todays
Exhibit T	Officer’s Certificate of Industrial Enterprises
Exhibit U	Pledge Agreement
Exhibit V	Indemnification Letter Agreement

* Copies of the exhibits to the Agreements will be provided to the Securities and Exchange Commission upon request.

99.1	Press Release of Industrial Enterprises of America, Inc., dated June 29, 2005.
99.2	Press Release of Industrial Enterprises of America, Inc., dated June 30, 2005.

99.3	Press Release of Industrial Enterprises of America, Inc., dated July 13, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

July 18, 2005	By: /s/ John D. Mazzuto Name: John D. Mazzuto Title: Vice Chairman of the Board and Assistant Secretary